UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 2, 2025

INDIGO ACQUISITION CORP

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-42721	N/A
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

801 Brickell Avenue, Suite 1900

Miami, FL 33131

(Address of Principal Executive Offices) (Zip Code)

(305) 438-7700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one right	INACU	The Nasdaq Stock Market LLC

Ordinary Shares, par value $0.0001 per share	INAC	The Nasdaq Stock Market LLC

Rights, each entitling the holder to one tenth of one ordinary share upon the completion of the Company’s initial business combination	INACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

The information provided in Item 8.01 of this Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01. Other Events.

On July 2, 2025, Indigo Acquisition Corp (the “Company”), a Cayman Islands exempt company and special purpose acquisition company, consummated its initial public offering (the “IPO”) of 10,000,000 units (“Units”). Each Unit consists of one ordinary share of the Company, par value $0.0001 per share (“Ordinary Shares”), and one right (“Rights”), each Right entitling its holder to receive one tenth of one Ordinary Share upon the completion of the Company’s initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $100,000,000.

Simultaneously with the consummation of the IPO, the Company consummated a private placement (the “Private Placements”) of 350,000 units (“Private Placement Units”), at a price of $10.00 per Private Placement Unit, generating total proceeds of $3,500,000. The Private Placement Units were purchased by the Company’s sponsor, Indigo Sponsor Group, LLC, EarlyBirdCapital, Inc., the representative of the underwriters in the IPO, and certain of their designees. The Private Placement Units are identical to the Units sold in the IPO. The purchasers of the Private Placement Units have agreed not to transfer, assign or sell any of the Private Placement Units or Ordinary Shares or Rights underlying the Private Placement Units, subject to certain customary exceptions, until the completion of the Company’s initial business combination. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

An audited balance sheet as of July 2, 2025, reflecting receipt of the proceeds received by the Company in connection with the consummation of the IPO and the Private Placement, has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the press release issued by the Company announcing the consummation of the IPO and Private Placement is included as Exhibit 99.2 to this Current Report on Form 8-K.

As of July 2, 2025, an aggregate of $100,000,000 has been deposited in the trust account established in connection with the IPO.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description
99.1	Audited Balance Sheet as of July 2, 2025.
99.2	Press Release Announcing Consummation of IPO.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 9, 2025

INDIGO ACQUISITION CORP

By:	/s/ James S. Cassel
Name:	James S. Cassel
Title:	Chief Executive Officer

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